Exhibit 99.1

NLCI Annual Stockholders’ Meeting FY 04 Year Ending July 3, 2004

October 6, 2004

NLCI Annual Stockholders’ Meeting FY 2004

Welcome

Dr. Terry Crane, Chairman of the Board

Annual Meeting Business

Kathy Herman, Vice President and General Counsel

Chairman’s Comments Dr. Terry Crane

FY 2004 Review and Company Direction

George Bernstein, President and Chief Executive Officer Tom Frank, Chief Financial Officer

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Annual Meeting Business

To elect two Class II directors

To consider and approve the 2005 Omnibus Incentive Equity Plan

To consider and ratify the selection of the Company’s independent public registered accounting firm for the fiscal year ending July 2, 2005

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Chairman’s Comments

Dr. Terry Crane

Non-executive Chairman of the Board

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

FY 2004 Financial Review

The following presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, about such things as the Company’s business, projected revenues, expenditures and operating and capital requirements. Statements that are not historical facts are forward-looking statements, and are subject to certain risks, uncertainties and assumptions, such as factors that could cause actual results to vary materially. Forward-looking statements should not be relied upon except as statements of our present intentions and expectations that may or may not occur.

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Company Review

FY 2004 Financial Review

Last Year’s Stockholders’ Meeting Review

Objectives

Progress

Company Direction

Questions and Answers

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY2004

Financial Review

Substantial Balance Sheet Improvement

Reduced debt by over $10MM.

No borrowings under revolving credit facilities.

Operating Performance Improvement

FY 2004 School Operating Profit improved to 12.8% of revenue from 12.5% of revenue in FY 2003.

Free Cash Flow increased over 70% to $5.3MM.

Impairment and Other Charges

Incurred $11.4MM in asset impairment, goodwill impairment, refinancing charges and senior executive severance.

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY2004

Financial Review

Dollars in thousands

Total Debt Free Cash Flow

$50,000 $40,000 $30,000 $20,000 $10,000 $0

2002 2003 2004

Fiscal Year

$40,217 $35,465 $25,336

$6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0

2002 2003 2004

Fiscal Year

$1,875 $3,075 $5,344

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Financial Review – Key Income Statement Items

($000’s except per share data)

July 3, 2004 1 June 30, 2003

Revenues $155,158 $146,685

School Operating Profit $19,929 $18,378

% of sales 12.8% 12.5%

Discontinued Operations, Net of Tax $(4,765) $(4,908)

Net Loss $(6,077) $(11,534)

Loss Per Share $(1.01) $(1.83)

1 Contains 53 weeks versus 52 weeks in 2003.

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY2004

Financial Review – Balance Sheets

($000’s)

July 3, 2004 June 30, 2003

Assets

Cash $2,716 $4,722

A/R and Other Current Assets 11,644 13,871

Held for Sale 4,238 8,503

Property Equipment and Other, net 30,100 30,710

Goodwill and Intangibles, net 37,167 40,162

Total Assets $85,865 $97,968

Liabilities

Accounts Payable and Unearned Income $24,881 $25,331

Current LTD 2,405 24,860

Long-term Debt 12,931 677

Subordinated Debt 10,000 9,928

Other 1,373 97

Stockholders’ Equity 34,275 37,075

Total Liabilities and Stockholders’ Equity $85,865 $97,968

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY2004

Financial Review – Statements of Cash Flow

($000’s)

July 3, 2004 June 30, 2003

Net Cash Provided By Operations $11,056 $7,807

Investing Activities

Capital expenditures (5,712) (4,732)

Proceeds from sales and other 4,206 (160)

Financing Activities

Revolver - (2,084)

Term Debt and Other (14,994) (3,922)

Issuance of stock 3,438 6,026

Net increase (decrease) in cash (2,006) 2,935

Cash beginning of period 4,722 1,787

Cash end of period $2,716 $4,722

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Company Review

FY 2004 Financial Review

Last Year’s Stockholders’ Meeting Review

Objectives

Progress

Company Direction

Questions and Answers

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Last Year’s Stockholders’ Meeting: Objectives

Recruit a New Senior Management Team

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Executive Team

Team Member Position Tenure with NLCI as of 1/14/04 Still Here? 10/06/04

George Bernstein President & Chief Executive Officer 5 months ✓

Kathy Herman VP, General Counsel 2.5 years ✓

Jeanne Marie Welsko VP, Human Resources 4 months ✓

Dr. Osborne Abbey, Jr. VP, Education 1 month ✓

Tom Frank Chief Financial Officer 1 week ✓

Patricia Miller Chief Operating Officer 2 days ✓

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Director Position/Committee Yr. Elected To Board

Peter Havens Audit Committee – Chairman Compensation Committee FY 91

Steven Fink FY 03

Joseph Harch FY 03

David Warnock Compensation Committee – Chairman Nominating and Corporate Governance FY 03

George Bernstein FY 04

Dr. Terry Crane Non-Executive Chairman of the Board Nominating and Corporate Governance Chair Audit Committee FY 04

Ralph Smith Nominating and Corporate Governance FY 04

Michael Rosenthal Audit Committee FY 05

Richard Pinola Compensation Committee FY 05

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Last Year’s Stockholders’ Meeting: Objectives

Recruit a New Senior Management Team

Stabilize and Strengthen our Capital Structure and Balance Sheet

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Capital Structure

Area FY 03 Year End FY 04 Year End

Banking Relationship In “workout” with Fleet Bank New relationship with Harris Nesbitt Bank

Senior Bank Debt $25,000,000 Due December, 2003 $14,495,000 Amortizes $2 million per year; Balloon in 2009

Sub-Debt $10,000,000 $10,000,000

Capital Structure 4 Preferred Series, Warrants, Senior And Sub-debt 5 Preferred Series, Warrants, Senior and Sub-debt

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Last Year’s Stockholders’ Meeting: Objectives

Recruit a New Senior Management Team

Stabilize and Strengthen our Capital Structure and Balance Sheet

Improve Existing Business Trends

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Improve Existing Business Trends

1.00 0.80 0.60 0.40 0.20 0.00

Index

Systems/Corp.

TES

Charter

TAC

HLA

Paladin Academy

Preschool & Elementary

Controllable Investments FY 99—03 Operating Profit FY 99—03

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Improve Existing Business Trends – Investment Allocation

1.00 0.80 0.60 0.40 0.20 0.00

Index

Controllable Investments FY 99 – 03 Operating Profit FY 99 – 03 Controllable Investments FY 04

Other

Systems/Corp.

TES

Charter

TAC

HLA

Paladin Academy

Preschool & Elementary

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Improve Existing Business Trends – Stabilize Enrollment

Same School Revenue*

Same School Revenue Indexed FY 2001 = 100

120 100 80 60 40 20 0

FY 2001 FY 2002 FY 2003 FY 2004**

102 102 100 100

Fiscal Year

*126 Comparable Schools

** Converted to a 52 week year

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Improve Existing Business Trends – Stabilize Enrollment

Same School Revenue – Constant Tuition Dollars*

120 100 80 60 40 20 0

Same School Revenue Index

FY 2001 FY 2002 FY 2003 FY 2004**

100

97

91

90

* 126 Comparable Schools

**Converted to a 52 week year

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Company Direction

Vision

To be the leading provider of infant to 8th grade private education through learning communities that support the educational, enrichment and wellness needs of students and their of families.

NLCI Annual Stockholders’ Meeting, 10-06-04

NLCI Annual Stockholders’ Meeting FY 2004

Company Direction

Drive profitability and cash flow through improved occupancy and utilization of existing assets.

Accelerate revenue growth by filling existing clusters and expanding the cluster concept.

Upgrade curriculum and broaden outcome measurements.

Upgrade our infrastructure and systems to efficiently support a multi-unit service provider.

Simplify our capital structure.

Develop a corporate culture rooted in accountability, talent, and winning attitudes.

NLCI Annual Stockholders’ Meeting, 10-06-04